Capital Management	12 Months Ended
Oct. 31, 2021
Text Block [Abstract]
Capital Management
Note 19: Capital Management
Our objective is to maintain a strong capital position in a cost-effective structure that: is appropriate given our target regulatory capital ratios and internal assessment of required economic capital; underpins our operating groups’ business strategies; supports depositor, investor and regulator confidence, while building long-term shareholder value; and is consistent with our target credit ratings.
Our approach includes establishing limits, targets and performance measures that are used to manage balance sheet positions, risk levels and capital requirements, as well as issuing and redeeming capital instruments to achieve a cost-effective capital structure.
Regulatory capital requirements for the bank are determined in accordance with guidelines issued by OSFI, which are based on the Basel III framework developed by the Basel Committee on Banking Supervision. To address the market disruption posed by the
COVID-19
pandemic, OSFI announced a suite of modifications to capital requirements in fiscal 2020, with those that were temporary in nature being unwound during the course of fiscal 2021, except for the temporary exclusion of certain exposures from the Leverage Ratio exposure measures which expires on December 31, 2021. Refer to the Enterprise-Wide Capital Management section of Management’s Discussion and Analysis within this report for more details.
Common Equity Tier 1 (CET1) capital is the most permanent form of capital. It is comprised of common shareholders’ equity and may include a portion of expected credit loss provisions, less deductions for goodwill, intangible assets and certain other items. Tier 1 capital is primarily comprised of CET1 capital, preferred shares and other equity instruments, less regulatory deductions.
Tier 2 capital is primarily comprised of subordinated debentures and may include a portion of expected credit loss provisions, less regulatory deductions. Total capital includes Tier 1 and Tier 2 capital. Details of the components of our capital position are presented in Notes 11, 12, 15 and 16.
The primary regulatory capital measures are the CET1 Ratio, Tier 1 Capital Ratio, Total Capital Ratio and Leverage Ratio.
•	Regulatory capital ratios are calculated by dividing CET1, Tier 1 and Total capital by their respective risk-weighted assets.
•	The Leverage Ratio is defined as Tier 1 capital divided by leverage exposures, which consists of on-balance sheet items and specified off-balance sheet items, net of specified adjustments .

As at October 31, 2021, we
met
OSFI’s
required
target
capital
ratios,
which
include a
2.5
% Capital Conservation Buffer, a
1.0
% Common Equity Tier 1 Surcharge for domestic systemically important banks, a Countercyclical
Buffer
and a
2.5
% Domestic Stability Buffer.
Regulatory Capital Measures, Risk-Weighted Assets and Leverage Exposures
(1)

(Canadian $ in millions, except as noted)	2021	2020
CET1 Capital	44,491	40,077
Tier 1 Capital	49,966	45,840
Total Capital	57,201	54,661
Risk-Weighted Assets	325,433	336,607
Leverage Exposures	976,690	953,640
CET1 Ratio	13.7%	11.9%
Tier 1 Capital Ratio	15.4%	13.6%
Total Capital Ratio	17.6%	16.2%
Leverage Ratio	5.1%	4.8%

(1)
Disclosed in accordance with, as applicable, OSFI’s Capital Adequacy Requirements Guideline and Leverage Requirements Guideline. Reflects modifications to capital requirements announced by OSFI in response to the
COVID-19
pandemic in fiscal 2020, some of which remain in effect in 2021.